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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 17, 2008


                           TRUE RELIGION APPAREL, INC.
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                   000-51483                98-0352633
    (State or Other Jurisdiction        (Commission             (IRS Employer
         of Incorporation)              File Number)         Identification No.)


                             2263 East Vernon Avenue
                            Vernon, California 90058
               (Address of Principal Executive Offices, Zip Code)

                                 (323) 266-3072
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Reference is made to the press release of True Religion Apparel, Inc., issued on March 17, 2008. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 8.01      OTHER EVENTS.

         Reference is made to the press release of True Religion Apparel, Inc., issued on March 17, 2008. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibit is filed herewith

EXHIBIT NUMBER                                                DESCRIPTION
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99.1                   Press Release of True Religion Apparel, Inc. issued March
                       17, 2008.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



March 18, 2008                              TRUE RELIGION APPAREL, INC.



                                            By:      /s/ Peter F. Collins
                                                     ---------------------------
                                            Name:    Peter F. Collins
                                            Title:   Chief Financial Officer

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                                INDEX TO EXHIBITS

99.1     Press Release of True Religion Apparel, Inc., issued on March 17, 2008.